UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☒	Definitive Proxy Statement
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BODY AND MIND INC.
(Name of Registrant as Specified in Its Charter)

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BODY AND MIND INC.

Suite 750, 1095 West Pender Street, Vancouver, British Columbia, Canada V6E 2M6

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on February 17, 2021

Dear Stockholder:

The annual meeting of stockholders (the “Annual Meeting”) of Body and Mind Inc. (the “Company”) will be held at Suite 1500, 1055 West Georgia Street, Vancouver, British Columbia, Canada, V6E 4N7, on February 17, 2021, at 10:00 a.m. (Vancouver time).

In light of the ongoing public health concerns related to COVID-19 and in order to comply with measures imposed by the federal and provincial governments, the Company is encouraging stockholders and others not to attend the Annual Meeting in person, but instead to submit their votes by proxy well in advance of the Annual Meeting proxy deadline of 10:00 a.m. (Pacific Time) on February 16, 2021. Stockholders who wish to attend the Annual Meeting in person must call the Vancouver office of McMillan LLP at (604) 689-9111 on or before 4:00 p.m. (Pacific time) on Friday, February 12, 2021 for further instructions on in-person attendance procedures.

The Company is offering stockholders the option to listen and participate (but not vote) at the Annual Meeting in real time by conference call at the following coordinates:

Dial by your location Canada Toll Free: 1-855-244-8680 US Toll Free: 1-415-655-0002 Access Code: 12037233

As of the date of this Notice, we intend to hold the Annual Meeting in physical face-to-face format and include a telephone conference call so shareholders can listen to the Annual Meeting in real time. We are continuously monitoring the current coronavirus pandemic, and in light of rapidly evolving news and guidelines related to COVID-19, we ask that, in considering whether to attend the Annual Meeting in person, stockholders follow instructions of the Public Health Agency of Canada (https://www.canada.ca/en/public-health/services/diseases/coronavirus-disease-covid-19.html) and any applicable additional provincial and local health department instructions. You should not attend the Annual Meeting in person if you are experiencing any cold or flu-like symptoms, or if you or someone with whom you have been in close contact has travelled to/from outside of Canada within the 14 days prior to the Annual Meeting. In order to minimize group size and respect social distancing regulations, all stockholders are urged to vote on the matters before the Annual Meeting by proxy, which proxy can be submitted electronically or by mail as described in the accompanying Information Circular. We reserve the right to take any additional precautionary measures we deem appropriate in relation to the Annual Meeting in response to further developments in respect of the COVID-19 pandemic. Should any changes to the Annual Meeting format occur, the Company will announce any and all changes by way of news release, which will be filed on EDGAR as an exhibit to a Current Report on Form 8-K and under the Company’s profile on SEDAR. In addition, the Company will file the news release as definitive additional soliciting material on EDGAR. We strongly recommend you check the Company’s website www.bodyandmind.com, prior to the Annual Meeting for the most current information. In the event of any changes to the Annual Meeting format due to the COVID-19 pandemic, the Company will not prepare or mail amended Annual Meeting materials.

Stockholders who intend to attend the meeting via teleconference must submit votes by Proxy ahead of the proxy deadline of 10:00 a.m. (Pacific Time) on February 16, 2021. Attendance by teleconference allows stockholders to listen to, but not to vote at the Annual Meeting.

At the Annual Meeting stockholders will be asked to:

1.	elect Michael Mills, Dong Shim, Brent Reuter, David Wenger and Stephen Hoffman to act as directors of the Company;

2.	ratify the appointment of Marcum LLP, as the Company’s independent registered public accounting firm for the fiscal year ending July 31, 2021;

3.	approve continuation of the Company’s 2012 Incentive Stock Option Plan;

4.	approve, on a non-binding advisory basis, the compensation of our named executive officers; and

5.	transact any other business properly brought before the Annual Meeting or any adjournment thereof.

On or about December 31, 2020, the Company mailed to all stockholders of record, as of December 23, 2020, a Notice of Internet Availability of Proxy Materials (the “Notice”). Please carefully review the Notice for information on how to access the Notice of Annual Meeting, Proxy Statement, Proxy Card and our Annual Report on Form 10-K for the fiscal year ended July 31, 2020 (the “Annual Report on Form 10-K”), on www.proxyvote.com, in addition to instructions on how you may request to receive a paper or email copy of these documents. There is no charge to you for requesting a paper copy of these documents. Our Annual Report on Form 10-K, including financial statements for such period, does not constitute any part of the material for the solicitation of proxies.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only stockholders of record of the Company’s common stock at the close of business on December 23, 2020, are entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

It is important that your shares be represented and voted at the Annual Meeting. If you are the registered holder of the Company’s common stock, you can vote your shares by completing and returning the enclosed proxy card, even if you plan to attend the Annual Meeting. You may vote your shares of common stock in person even if you previously returned a proxy card. Please note, however, that if your shares of common stock are held of record by a broker, bank or other nominee and you wish to vote in person at the Annual Meeting, you must obtain a proxy issued in your name from such broker, bank or other nominee. Please carefully review the instructions on the proxy card or the information forwarded by your broker, bank or other nominee regarding voting instructions.

If you are planning to attend the Annual Meeting in person, you will need to contact McMillan LLP at (604) 689-9111 on or before 4:00 p.m. (Pacific time) on Friday, February 12, 2021 for further instructions on in-person attendance procedures and you will be asked to register before entering the Annual Meeting. All attendees will be required to present government-issued photo identification (e.g., driver’s license or passport) to enter the Annual Meeting. If you are a stockholder of record, your ownership of the Company’s common stock will be verified against the list of stockholders of record as of December 23, 2020, prior to being admitted to the Annual Meeting. If you are not a stockholder of record and hold your shares of common stock in “street name” (that is, your shares of common stock are held in a brokerage account or by a bank or other nominee), you must also provide proof of beneficial ownership as of December 23, 2020, such as your most recent account statement prior to December 23, 2020, and a copy of the voting instruction card provided by your broker, bank or nominee or similar evidence of ownership.

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By Order of the Board of Directors

BODY AND MIND INC.

/s/ Michael Mills
Michael Mills
President and Chief Executive Officer

Dated: December 31, 2020.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 17, 2021:

The Proxy Statement and form of Proxy, as well as the
Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2020 are available on the Internet at:

www.proxyvote.com

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BODY AND MIND INC.

Suite 750, 1095 West Pender Street, Vancouver, British Columbia, Canada V6E 2M6

PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS

To be held on February 17, 2021

THE ANNUAL MEETING

General

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors”) of Body and Mind Inc. (“we”, “us”, “our” or the “Company”) for use in connection with our annual meeting of our stockholders (the “Annual Meeting”) to be held on February 17, 2021, at 10:00 a.m. (Vancouver time), at Suite 1500, 1055 West Georgia Street, Vancouver, British Columbia, Canada, V6E 4N7, or at any adjournment thereof, for the purposes set forth in the accompanying Notice of Meeting.

In accordance with rules and regulations adopted by the United States Securities and Exchange Commission (the “SEC”), instead of mailing a printed copy of our proxy materials to each stockholder of record, we may furnish proxy materials to our stockholders on the Internet. On or about December 31, 2020, the Company mailed to all stockholders of record, as of December 23, 2020 (the “Record Date”), a Notice of Internet Availability of Proxy Materials (the “Notice”). If you received only a Notice by mail, you will not receive a printed copy of the proxy materials.

Please carefully review the Notice for information on how to access our proxy materials, consisting of the Notice of Annual Meeting, Proxy Statement and Proxy Card, available at www.proxyvote.com. You may also access our Annual Report on Form 10-K for each of our fiscal year ended July 31, 2020 (the “Annual Report on Form 10-K”), including our financial statements for such periods. However, our Annual Report on Form 10-K do not constitute any part of the material for the solicitation of proxies.

The Notice also includes instructions as to how you may submit your proxy on the Internet or over the telephone.

If you received only a Notice of Internet Availability (the “Notice”) by mail and you would like to receive a printed copy of our proxy materials, including a Proxy Card, or a copy of our Annual Report on Form 10-K, you should follow the instructions for requesting such materials included in the Notice. There is no charge to you for requesting a paper copy of these documents.

Our principal offices are located at Suite 750, 1095 West Pender Street, Vancouver, British Columbia, Canada, V6E 2M6. Our telephone number is: (800) 361-6312 and our website address is: www.bodyandmind.com

Manner of Solicitation and Expenses

This proxy solicitation is made on behalf of our Board of Directors. Solicitation of proxies may be made by our directors, officers and employees personally, by telephone, mail, facsimile, e-mail, internet or otherwise, but they will not be specifically compensated for these services. We will bear the expenses incurred in connection with the solicitation of proxies for the Annual Meeting. Upon request, we will also reimburse brokers, dealers, banks or similar entities acting as nominees for their reasonable expenses incurred in forwarding copies of the proxy materials to the beneficial owners of the shares of our common stock as of the Record Date.

Record Date and Voting Shares

Our Board of Directors has fixed the close of business on December 23, 2020, as the Record Date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. As of the Record Date there were 108,377,778 shares of common stock issued, outstanding and entitled to vote at the Annual Meeting. Holders of shares of common stock are entitled to one vote at the Annual Meeting for each share of common stock held of record as of the Record Date. There is no cumulative voting in the election of directors.

Quorum

A quorum is necessary to hold a valid meeting of our stockholders. The required quorum for the transaction of business at the Annual Meeting is ten (10) percent of our issued and outstanding shares of common stock as of the Record Date.

In order to be counted for purposes of determining whether a quorum exists at the Annual Meeting, shares of common stock must be present at the Annual Meeting either in person or represented by proxy. Shares that will be counted for purposes of determining whether a quorum exists will include:

•	shares of common stock represented by properly executed proxies for which voting instructions have been given, including proxies which are marked “Abstain” or “Withhold” for any matter;

•	shares of common stock represented by properly executed proxies for which no voting instruction has been given; and

•	broker non-votes

Broker non-votes occur when shares of common stock held by a broker for a beneficial owner are not voted with respect to a particular proposal because the broker has not received voting instructions from the beneficial owner and the broker does not have discretionary authority to vote such shares.

Entitlement to Vote

If you are a registered holder of shares of our common stock as of December 23, 2020, the Record Date for the Annual Meeting, you may vote those shares of our common stock in person at the Annual Meeting or by proxy in the manner described below under “Voting of Proxies”. If you hold shares of our common stock in “street name” through a broker or other financial institution, you must follow the instructions provided by your broker or other financial institution regarding how to instruct your broker or financial institution in respect of voting your shares.

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Voting of Proxies

You can vote the shares of common stock that you own of record on the Record Date by either attending the Annual Meeting in person or by filling out and sending in a proxy in respect of the shares that you own. Your execution of a proxy will not affect your right to attend the Annual Meeting and to vote in person. You may also submit your proxy on the Internet or over the telephone by following the instructions contained in the Notice.

You may revoke your proxy at any time before it is voted by:

(a)	filing a written notice of revocation of proxy with our Corporate Secretary at any time before the taking of the vote at the Annual Meeting;

(b)	executing a later-dated proxy and delivering it to our Corporate Secretary at any time before the taking of the vote at the Annual Meeting; or

(c)	attending at the Annual Meeting, giving affirmative notice that you intend to revoke your proxy and voting in person. Please note that your attendance at the Annual Meeting will not, in and of itself, revoke your proxy.

All shares of common stock represented by properly executed proxies received at or prior to the Annual Meeting that have not been revoked will be voted in accordance with the instructions of the stockholder who has executed the proxy. If no choice is specified in a proxy, the shares represented by the proxy will be voted FOR all matters to be considered at the Annual Meeting as set forth in the accompanying Notice of Meeting. The shares represented by proxy will also be voted for or against such other matters as may properly come before the Annual Meeting in the discretion of the persons named in the proxy as proxyholders. We are currently not aware of any other matters to be presented for action at the Annual Meeting other than those described herein.

Any written revocation of a proxy or subsequent later-dated proxy should be delivered to the Company at Suite 750, 1095 West Pender Street, Vancouver, British Columbia, Canada, V6E 2M6, Attention: Corporate Secretary.

Votes Required

Proposal One – Election of Directors: The affirmative vote of the holders of a plurality of our shares of common stock represented at the Annual Meeting in person or by proxy is required for the election of our directors. This means that the nominees who receive the greatest number of votes for each open seat will be elected. Votes may be cast in favor of the election of directors or withheld. Votes that are withheld and broker non-votes will be counted for the purposes of determining the presence or absence of a quorum, but will have no effect on the election of directors.

Proposal Two – Appointment of Independent Registered Public Accountants: The affirmative vote of the holders of a majority of our shares of common stock represented at the Annual Meeting in person or by proxy is required for the ratification of the appointment of our independent registered public accountants. Stockholders may vote in favor or against this Proposal or they may abstain. Abstentions are deemed to be “votes cast” and will have the same effect as a vote against this Proposal.

Proposal Three – Approval of Continuation of Stock Option Plan: The affirmative vote of the holders of a majority of our shares of common stock represented at the Annual Meeting in person or by proxy is required for the approval of continuation of the Company’s 2012 Incentive Stock Option Plan. Stockholders may vote in favor or against this Proposal or they may abstain. Abstentions are deemed to be “votes cast” and will have the same effect as a vote against this Proposal. Broker non-votes are not deemed to be votes cast and, therefore, will have no effect on the vote with respect to this Proposal.

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Proposal Four – Say-on-Pay for Executive Compensation – Advisory Resolution: The vote to approve the compensation of our named executive officers (commonly known as a “say-on-pay” vote) is advisory and, therefore, not binding on the Company, the Compensation Committee or our Board of Directors. The affirmative vote of the holders of a majority of our common stock represented at the Annual Meeting in person or by proxy is required for the non-binding advisory vote on executive compensation. Stockholders may vote in favor of or against the Proposal or they may abstain. Abstentions are deemed to be “votes cast” and will have the same effect as a vote against this Proposal. Broker non-votes are not deemed to be votes cast and, therefore, will have no effect on the vote with respect to this Proposal.

Stockholder Proposals

No proposals have been received from any stockholder for consideration at the Annual Meeting.

Other Matters

It is not expected that any matters other than those referred to in this Proxy Statement will be brought before the Annual Meeting. If other matters are properly presented, however, the persons named as proxyholders will vote in accordance with their best judgment on such matters. The grant of a proxy also will confer discretionary authority on the persons named as proxyholders to vote in accordance with their best judgment on matters incidental to the conduct of the Annual Meeting.

No Rights of Appraisal

There are no rights of appraisal or similar rights of dissenters with respect to the matters that are the subject of this proxy solicitation under the laws of the State of Nevada, our certificate of incorporation or our bylaws.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

None of the following persons has any substantial interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted on at the Annual Meeting, other than elections to office and as named executive officers in respect of whose compensation the non-binding advisory vote on executive compensation will be held:

•	each person who has been one of our directors or executive officers at any time since the beginning of our last fiscal year;

•	each nominee for election as one of our directors; or

•	any associate of any of the foregoing persons.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of December 23, 2020, by:

•	each person who is known by us to beneficially own more than 5% of our shares of common stock; and

•	each executive officer, each director and all of our directors and executive officers as a group.

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The number of shares beneficially owned and the related percentages are based on 108,377,778 shares of common stock outstanding as of December 23, 2020.

For the purposes of the information provided below, Common Shares that may be issued upon the exercise or conversion of stock options, warrants and other rights to acquire shares of our common stock that are exercisable or convertible within 60 days following December 23, 2020, when there were deemed to be 108,377,778 Common Shares of the Company outstanding and beneficially owned by the stockholders for the purpose of computing the number of Common Shares and percentage ownership of each holder are reported below, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (1)	Percentage of Beneficial Ownership
Directors and Officers:
Michael Mills, President, Chief Executive Officer and Director c/o Suite 750,1095 West Pender Street Vancouver, British Columbia, Canada, V6E 2M6	699,750(2)	*
Darren Tindale, Corporate Secretary c/o Suite 750,1095 West Pender Street Vancouver, British Columbia, Canada, V6E 2M6	687,500(3)	*
Brent Reuter, Director c/o Suite 750,1095 West Pender Street Vancouver, British Columbia, Canada, V6E 2M6	87,500(4)	*
Stephen (Trip) Hoffman, Chief Operating Officer c/o Suite 750,1095 West Pender Street Vancouver, British Columbia, Canada, V6E 2M6	512,500(5)	*
Dong Shim, Chief Financial Officer and Director c/o Suite 750,1095 West Pender Street Vancouver, British Columbia, Canada, V6E 2M6	794,792(6)	*
David Wenger, Director c/o Suite 750,1095 West Pender Street Vancouver, British Columbia, Canada, V6E 2M6	150,000(7)	*
All directors and executive officers as a group (6 persons)	2,912,042(8)	2.6%

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Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (1)	Percentage of Beneficial Ownership
Major Stockholders:
Australis Capital Inc. 376 East Warm Springs Road, Suite 190 Las Vegas, NV 89119	19,286,645(9)	17.8%
Robert Hasman 628 Chervil Valley Las Vegas, NV 89138	7,757,950(10)	7.1%

Notes:

* Less than one percent.

(1)	Under Rule 13d-3 of the Exchange Act, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares: (i) voting power, which includes the power to vote, or to direct the voting of such security; and (ii) investment power, which includes the power to dispose or direct the disposition of the security. Certain shares of common stock may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares of common stock are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares of common stock outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of common stock of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding as of the date of this Proxy Statement. As of December 23, 2020, there were 108,377,778 shares of common stock of the Company issued and outstanding.
(2)	This figure represents (i) 20,000 shares of common stock held by Mr. Mills directly; (ii) 18,000 shares of common stock held by Mr. Mills’ wife, (iii) 18,000 shares of common stock issuable upon exercise of warrants registered directly to Mr. Mills’ wife, and (iv) stock options to purchase 643,750 shares of common stock which have vested.
(3)	This figure represents (i) 100,000 shares of common stock held by Mr. Tindale’s wife, (ii) stock options to purchase 587,500 shares of common stock which have vested.
(4)	This figure represents stock options to purchase 87,500 shares of common stock which have vested.
(5)	This figure represents stock options to purchase 512,500 shares of common stock which have vested.
(6)	This figure represents (i) 121,792 shares of common stock held by Mr. Shim, (ii) 48,000 shares of common stock issuable upon exercise of warrants registered directly to Mr. Shim, and (iii) stock options to purchase 625,000 shares of common stock which have vested.
(7)	This figure represents stock options to purchase 150,000 shares of common stock which have vested.
(8)	This figure represents (i) 239,792 shares of common stock, (ii) 66,000 shares of common stock issuable upon exercise of warrants, and (iii) stock options to purchase 2,606,250 shares of common stock, which have vested.
(9)	This figure includes represents 19,286,645 shares of common stock held by Australis Capital Inc.
(10)	This figure represents (i) 4,345,071 shares of common stock held by SW Fort Apache, LLC, an entity controlled by Mr. Hasman, (ii) 2,037,879 shares of common stock held by TI Nevada, LLC, an entity controlled by Mr. Hasman, and (iii) stock options to purchase 1,375,000 shares of common stock which have vested.

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Changes in Control

We are unaware of any contract, or other arrangement or provision, the operation of which may at a subsequent date result in a change of control of our Company.

PROPOSAL NUMBER ONE:

ELECTION OF DIRECTORS TO OUR BOARD OF DIRECTORS

Election of Directors

Each of our directors is elected at the annual meeting of our stockholders and, upon the director’s election, will hold office until our next annual meeting or until his or her successor is elected and qualified.

The persons named in the enclosed form of proxy as proxyholders intend to vote for the election of the nominees listed below as directors unless instructed otherwise, or unless a nominee is unable or unwilling to serve as a director of the Company. Our Board of Directors has no reason to believe that any nominee is unable or unwilling to serve, but if a nominee should determine not to serve, the persons named in the form of proxy as proxyholders will have the discretion and intend to vote for another candidate that would be nominated by our Board of Directors.

The affirmative vote of a plurality of the votes present in person or by proxy at the Annual Meeting and entitled to vote on the election of directors is required for the election of each nominee as a director. Our constating documents do not provide for cumulative voting in the election of directors.

Nominees for Election as Directors

Michael Mills, Dong Shim, Brent Reuter, David Wenger and Stephen Hoffman, each of whom is a current director, have been nominated for election as directors. It is the intention of the persons named in the accompanying form of proxy as proxyholders to vote proxies for the election of each of these individuals as a director and each of the nominees has consented to being named in this Proxy Statement and to serve as a director, if elected.

Directors and Executive Officers

Our current directors and executive officers and their respective ages as of December 23, 2020, are as follows:

Name	Age	Position with the Company
Michael Mills	51	President and Chief Executive Officer (“CEO”) and a director
Darren Tindale	48	Corporate Secretary
Stephen ‘Trip’ Hoffman	56	Chief Operating Officer (“COO”) and a director
Brent Reuter	53	A director
Dong Shim	37	Chief Financial Officer and a director
David Wenger	39	A director

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The following describes the business experience of each nominee for election to our Board of Directors, including other directorships held in reporting companies:

Michael Mills. Mr. Mills was appointed President and Interim Chief Executive Officer on August 21, 2019 and was previously the Vice-President, Communications of the Company from June 2018 to August 21, 2019. On January 23. 2020, Mr. Mills was elected as a director and on April 30, 2020, Mr. Mills was appointed as full-time CEO. Prior to joining the Company, Mr. Mills was the President of Fairlawn Capital Partners Ltd., a consulting company offering finance, communications and capital market solutions to public and private businesses. Mr. Mills has experience in industries including media, manufacturing and technology and held increasingly senior roles at the Financial Post and National Post newspapers. Mr. Mills obtained a Bachelors of Business Administration from Bishop’s University.

Dong Shim. Mr. Shim has been a Board member since December 15, 2016 and was appointed as the Chief Financial Officer of the Company on August 21, 2019. Mr. Shim is a partner and founder of Shim & Associates LLP (June 2013 to present) and Golden Tree Capital Corp. (November 2015 to present) providing accounting and other business advisory services to numerous companies in various industries. Mr. Shim is a director of National Securities Administrators Ltd. (May 2017 to present), Chief Financial Officer for E-Play Digital Inc. (November 2016 to present), Chief Financial Officer for Arizona Silver Exploration Inc. (August 2017 to present), Chief Financial Officer for Canamex Resources Corp. (August 2017 to present), Chief Financial Officer for Mission Ready Solutions Inc. (June 2017 to present), Chief Financial Officer for Organimax Nutrient Corp. (April 2018 to present), Chief Financial Officer for Avricore Health Inc. (February 2018 to September 2018), and interim Chief Financial Officer of Reliq Health Technologies Inc. (November 2018 to March 2020). Mr. Shim also serves as the CFO for International Private Vault Inc., a private company based in British Columbia, Canada, and as a director of National Securities Administrators Ltd., a transfer agent company based in British Columbia, Canada.

Brent Reuter. Mr. Reuter has been a Board member since October 16, 2019. Mr. Reuter has deep experience driving new revenue growth and managing businesses in the banking and investment sectors, most recently as principal investor relations for Onex Corp., a private equity firm, vice-president of asset management for Canadian Imperial Bank of Commerce and as managing director at Royal Bank of Canada with roles in Hong Kong and New York. In these roles, he built high-value client and strategic partnerships, recruited and developed sales teams, and implemented and executed high-impact revenue coverage models. In addition, Mr. Reuter is the senior vice-president of investor relations and strategy of Australis Capital Inc. Mr. Reuter obtained a Bachelor of Business Administration from Lakehead University in Thunder Bay, Ontario in 1990.

David Wenger. Mr. Wenger has been a Board member since October 1, 2019. Mr. Wenger is a member of the US Senate Cannabis Working Group, where he has the opportunity to work with senior Congressional staffers on advancing federal cannabis legislation. David wrote a seminal White Paper on the US cannabis industry widely read across the world: The Green Regulatory Arbitrage: A Case for Investing in US Multi-State Vertically-Integrated Cannabis Companies. Mr. Wenger is also an accomplished lawyer and, for 13 years, he represented foreign government and major corporate clients in high-stakes complex cross-border disputes and transactions. Working in the New York office of the global law firm DLA Piper, he coordinated multi-jurisdictional teams acting for clients around the world such as Kingdom of Thailand, Petrobras, Ruler of Dubai, Afghanistan, PPG, Irving Shipbuilding, Pfizer, Troy (Vietnam), and Oman. As a law student, he interned for federal court judge Honorable Harold Baer Jr. in the US District Court for the Southern District of New York. Mr. Wenger is an advisor to Asia Horizon, which is involved in hemp cultivation/processing and product distribution in China and strategic Asia opportunities.

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Stephen ‘Trip’ Hoffman. Mr. Hoffman has been a Board member since March 1, 2020 and was appointed as Chief Operating Officer (“COO”) of the Company on November 15, 2018. Mr. Hoffman was previously the Chief Executive Officer of Bolder Venture Ltd., a privately held medical and recreational marijuana cultivation and dispensary company located in Boulder, Colorado, from 2016 until his appointment as Chief Operating Officer of the Company. From 2011 to 2016, Mr. Hoffman was the Chief Executive Officer of Trading Block Holdings Inc., a financial technology company located in Chicago, Illinois. Mr. Hoffman obtained a PhD in physics from Purdue University in December 1991.

The following describes the business experience of the non-director officer of the Company:

Darren Tindale. Mr. Tindale was our Chief Financial Officer from March 6, 2017 to August 20, 2019 and has been our Corporate Secretary since August 20, 2019. Mr. Tindale brings over 17 years of financial accounting and management experience and has worked for both public and private companies. Mr. Tindale has served as Chief Financial Officer for numerous TSX Venture listed companies.

Term of Office

All of our directors, when elected, hold office until the next annual meeting of our stockholders or until their successors are elected and qualified. Our officers are appointed by our Board of Directors and hold office until their successors are appointed and qualified.

Significant Employees

There are no significant employees of the Company other than our executive officers who provide their services on a consulting basis. Our operating subsidiaries have an aggregate of 101 employees at all of our locations.

Family Relationships

There is no family relationship between any of our executive officers or directors.

Involvement in Certain Legal Proceedings

Except as disclosed in this proxy statement, during the past ten years none of the following events have occurred with respect to any of our directors and officers:

1.	A petition under any legislation relating to bankruptcy laws or insolvency laws was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

2.	Such person was convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.	Such person was the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

i.	Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

ii.	Engaging in any type of business practice; or

iii.	Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of applicable securities legislation, whether federal, state or provincial or any applicable commodities legislation;

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4.	Such person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (3)(i) above, or to be associated with persons engaged in any such activity;

5.	Such person was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;

6.	Such person was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

7.	Such person was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

i.	Any Federal or State securities or commodities law or regulation; or

ii.	Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or

iii.	Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

8.	Such person was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the U.S. Securities Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

There are currently no legal proceedings to which any of our directors or officers is a party adverse to us or in which any of our directors or officers has a material interest adverse to us.

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Meetings of Directors during the last Fiscal Year ended July 31, 2020

The Company’s Board of Directors held 15 meetings in person, by teleconference or summaries of actions during the fiscal year ended July 31, 2020 (“Fiscal 2020”). No director attended fewer than 80% of the total number of the meetings of the Board of Directors held during Fiscal 2020.

The Company does not have a formal policy with respect to director attendance at annual stockholders’ meetings; however, all directors are encouraged to attend. It is anticipated that five directors will attend the 2020 annual meeting of stockholders in person or by teleconference.

Board Independence

The Board of Directors has determined that David Wenger and Brent Reuter each qualify as independent directors under the listing standards of the NYSE American. Messrs. Mills, Shim and Hoffman are not considered independent directors as they are each an officer of the Company.

Board Committees

Nominating Committee

We do not have a Nominating Committee and our Board of Directors as a whole is responsible for identifying and nominating qualified individuals to our Board of Directors. Since our formation we have relied upon the personal relationships of our President and directors to attract individuals to our Board of Directors.

Our Board of Directors considers its size each year when it considers the number of directors to recommend to the shareholders for election at the annual meeting of shareholders, taking into account the number required to carry out the Board’s duties effectively and to maintain a diversity of views and experience.

We do not have a policy regarding the consideration of any director candidates, which may be recommended by our stockholders, including the minimum qualifications for director candidates, nor has our Board of Directors established a process for identifying and evaluating director nominees. We have not adopted a policy regarding the handling of any potential recommendation of director candidates by our stockholders, including the procedures to be followed. Our Board has not considered or adopted any such policies, as we have never received a recommendation from any stockholder for any candidate to serve on our Board of Directors. Given the size and capitalization of our Company, we do not anticipate that any of our stockholders will make such a recommendation in the near future. While there have been no nominations of additional directors proposed, in the event such a proposal is made, all members of our Board will participate in the consideration of director nominees.

Compensation Committee

Our Compensation Committee is comprised of Mr. Reuter, Mr. Wenger and Mr. Hoffman. This committee reviews and recommends to our Board of Directors the salaries, and benefits of all employees, consultants, directors and other individuals compensated by us.

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Audit Committee

The Audit Committee is comprised of Mr. Shim, Mr. Wenger and Mr. Reuter.

Our Board of Directors has determined that we have at least one financial expert. Mr. Wenger and Mr. Reuter are considered independent.

An audit committee financial expert means a person who has the following attributes:

(a)	An understanding of generally accepted accounting principles and financial statements;

(b)	The ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves;

(c)

Experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the small business issuer’s financial statements, or experience actively supervising one or more persons engaged in such activities;

(d)	An understanding of internal control over financial reporting; and

(e)	An understanding of audit committee functions.

The audit committee’s primary function is to provide advice with respect to our financial matters and to assist the Board of Directors in fulfilling its oversight responsibilities regarding finance, accounting and legal compliance. The audit committee’s primary duties and responsibilities are to:

•	serve as an independent and objective party to monitor our financial reporting process and internal control system;

•	review and appraise the audit efforts of our independent accountants;

•	evaluate our quarterly financial performance as well as our compliance with laws and regulations;

•	oversee management’s establishment and enforcement of financial policies and business practices; and

•	provide an open avenue of communication among the independent accountants, management and the Board of Directors.

Stockholder Communications

Stockholders may contact an individual director, the Board of Directors as a group or a specified Board of Directors’ committee or group, including any non-employee directors as a group, either by: (i) writing to Body and Mind Inc., c/o Suite 750, 1095 West Pender Street, Vancouver, British Columbia, Canada V6E 2M6, Attention: Corporate Secretary; or (ii) sending an e-mail message to ir@bodyandmind.com.

Our Corporate Secretary will conduct an initial review of all such stockholder communications and will forward the communications to the persons to whom it is addressed, or if no addressee is specified, to our President and CEO, the appropriate members of the Board of Directors or the entire Board of Directors depending on the nature of the communication. Such communications will be assessed by the recipients as soon as reasonably practicable taking into consideration the nature of the communication and whether expedited review is appropriate.

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Certain Relationships and Related Party Transactions

Except as described herein, none of the following parties (each a “Related Party”) has had any material interest, direct or indirect, in any transaction with us or in any presently proposed transaction that has or will materially affect us:

•	any of our directors or officers;
•	any person proposed as a nominee for election as a director;
•	any person who beneficially owns, directly or indirectly, shares carrying more than 10% of the voting rights attached to our outstanding shares of common stock; or
•	any member of the immediate family (including spouse, parents, children, siblings and in- laws) of any of the above persons.

Related Party Transactions during the year ended July 31, 2020

	Accounts Payable		Consulting Fees
Dong Shim (Director and CFO)		$7,833		$91,594
Leonard Clough (Former CEO & Former Director)	$	Nil		$9,224
Darren Tindale (Former CFO & Corporate Secretary)		$5,875		$66,897
Michael Mills (President & CEO)		$14,229		$154,439
Robert Hasman (Director)		$25,000		$141,665
Kevin Hooks (Director)	$	Nil	$	Nil
Scott Dowty (Director)	$	Nil	$	Nil
Stephen (Trip) Hoffman (COO)	$	Nil	$	Nil

Included in stock-based compensation for the year ended 31 July 2020 is $691,115 (2019 - $579,904) related to stock options issued to directors and officers of the Company.

During the year ended 31 July 2019, the Company entered into an agreement to purchase the remaining 70% of NMG Ohio for total cash payments of $1,575,000 and issuance of 3,173,864 common shares of the Company, of which cash of $461,251 and 929,488 common shares are payable to directors of the Company.

Our Board reviews any proposed transaction involving Related Parties and considers whether such transactions are fair and reasonable and in the Company’s best interests.

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Conflicts of Interest

To our knowledge, and other than as disclosed in this Proxy Statement, there are currently no known existing or potential conflicts of interest among us, our promoters, directors and officers, or other members of management, or any proposed director, officer or other member of management as a result of their outside business interests, except that certain of the directors and officers serve as directors and officers of other companies and, therefore, it is possible that a conflict may arise between their duties to us and their duties as a director or officer of such other companies.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires our directors and officers, and the persons who beneficially own more than 10% of our common stock, to file reports of ownership and changes in ownership with the SEC. Copies of all filed reports are required to be furnished to us pursuant to Rule 16a-3 promulgated under the Exchange Act. Based solely on the reports received by us and on the representations of the reporting persons, we believe that these persons have complied with all applicable filing requirements during the fiscal year ended July 31, 2020, except as follows:

Name	Position Held	Late or Unfiled Report
Robert Hasman	Former Director	Form 4 filed late
Australis Capital Inc.	Shareholder	19 Form 4s filed late

EXECUTIVE COMPENSATION

General

For the purposes of this section:

“CEO” means an individual who acted as the Chief Executive Officer of Body and Mind, or acted in a similar capacity, for any part of the most recently completed financial year;

“CFO” means an individual who acted as the Chief Financial Officer of Body and Mind, or acted in a similar capacity, for any part of the most recently completed financial year;

“incentive plan” means any plan providing compensation that depends on achieving certain performance goals or similar conditions within a specified period;

“incentive plan award” means compensation awarded, earned, paid or payable under an incentive plan;

“NEO” means each of the following individuals:

(a)	a CEO;

(b)	a CFO;

(c)

each of Body and Mind’s three most highly compensated executive officers, or the three most highly compensated individuals acting in a similar capacity, other than the CEO and CFO, at the end of the most recently completed financial year whose total compensation was, individually, more than $150,000 for that financial year; and

(d)

each individual who would be a NEO under paragraph (c) but for the fact that the individual was neither an executive officer of Body and Mind, nor acting in a similar capacity, at the end of that financial year;

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“option-based award” means an award under an equity incentive plan of options, including, for greater certainty, share options, share appreciation rights and similar instruments that have option-like features; and

“share-based award” means an award under an equity incentive plan of equity-based instruments that do not have option-like features, including, for greater certainty, common shares, restricted shares, restricted share units, deferred share units, phantom shares, phantom share units, common share equivalent units, and stock.

Compensation Discussion and Analysis

Compensation Program Objectives

We have not established a strategy for setting executive salary levels, creating standards we apply in setting compensation levels or what factors we intend to encourage by establishing compensation levels. Since we acquired NMG, raised equity capital and have been generating revenues from the sale of our products, we have been compensating our NEOs at levels comparable to executive officers of companies within our industry at similar stages of growth.

Our Compensation Committee reviews and recommends to our Board of Directors the salaries, and benefits of all employees, consultants, directors and other individuals compensated by us. The Board of Directors assumes responsibility for reviewing the recommendations of the Compensation Committee and monitoring the long-range compensation strategy for our senior management. The Compensation Committee and the Board of Directors reviews the compensation of senior management on a semi-annual basis taking into account compensation paid by other issuers of similar size and activity. The Compensation Committee and the Board of Directors receives independent competitive market information on compensation levels for executives. It uses salary data of comparable private and public companies as a benchmark for setting executive compensation. This data is obtained from various sources including online research and market surveys.

Although permitted, at this time no NEO or director has or intends to purchase financial instruments that are designed to hedge or offset a decrease in market value of equity securities granted as compensation or held, directly or indirectly, by the NEO or director.

Elements of the Compensation Program

The total compensation plan for NEOs consists of a base compensation structure and equity-based compensation program in the form of stock options. The compensation program for our senior management is designed with a view that the level and form of compensation achieves certain objectives, including:

(a)	attracting and retaining qualified executives;

(b)	motivating the short and long-term performance of these executives; and

(c)	better aligning their interests with those of the Company’s shareholders.

In compensating our senior management, we have arranged for equity participation through our 2012 Incentive Stock Option Plan.

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Base Salary

The base salary component of NEO compensation is intended to provide a fixed level of competitive pay that reflects each NEO’s primary duties and responsibilities. The policy of Body and Mind is that salaries for its NEOs are competitive within its industry and generally set at the median salary level among entities its size.

Stock Options

Effective October 25, 2012, our Board adopted the 2012 Incentive Stock Option Plan (the “2012 Incentive Stock Option Plan”). The purpose of the 2012 Incentive Stock Option Plan is to enhance the long-term shareholder value by offering opportunities to our directors, executive officers, key employees and eligible consultants to acquire our Common Shares in order to give these persons the opportunity to participate in our growth and success, and to encourage them to remain in the service of the Company.

Previous grants will be taken into account when considering new grants and a maximum of 10% of the number of our issued and outstanding Common Shares are available for issuance under the 2012 Incentive Stock Option Plan. There are currently 9,155,000 options issued under the 2012 Incentive Stock Option Plan.

Compensation Governance

Our Compensation Committee is responsible for recommending to our Board of Directors the compensation to be paid to our directors and executive officers. We do not have any formal compensation policies and the practices adopted by the Compensation Committed and our Board of Directors to determine the compensation for our directors and executive officers is described above.

Summary Compensation Table

Michael Mills, our President, Chief Executive Officer and director, Dong Shim, our Chief Financial Officer and director, Darren Tindale, our Corporate Secretary and former Chief Financial Officer, Leonard Clough our former President and Chief Executive Officer until August 21, 2019, Stephen Hoffman, our Chief Operating Officer and director, and Robert Hasman, a director and the President of our indirect wholly-owned subsidiary NMG until March 1, 2020 are NEOs for the purposes of the following disclosure.

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The compensation for those NEOs, directly or indirectly, for our most recently completed financial years ended July 31, 2020 and 2019 are as follows:

					Non-equity incentive plan compensation ($)		Nonqualified deferred
Name and Principal Position	Fiscal Year	Salary (CAD$)	Share-based awards (CAD$)	Option- based awards (CAD$)	Annual incentive plans	Long-term incentive plans	compensation earnings ($)	All other compensation ($)	Total compensation (CAD$)
Michael Mills(1)	2020	207,775	-	230,812	-	-	-	-	438,587
President, CEO and director	2019	-	-	-	-	-	-	-	-

Dong Shim(2)	2020	123,226	-	173,012	-	-	-	-	296,238
CFO and Director	2019	50,001	-	142,087	-	-	-	-	192,088

Darren Tindale(3)	2020	90,000	-	152,851	-	-	-	-	242,851
Secretary and Former CFO	2019	82,500	-	142,087	-	-	-	-	224,587

Leonard Clough(4)	2020	12,410	-	17,049	-	-	-	-	29,459
Former CEO and director	2019	120,000	-	142,087	-	-	-	-	262,087

Stephen Hoffman(5)	2020	180,000	-	270,880	-	-	-	-	450,880
COO and Director	2019	119,080	-	99,461	-	-	-	-	218,541

Robert Hasman(6)	2020	190,589	-	85,243	-	-	-	-	275,832
Former Director, and former President of NMG	2019	299,010	-	142,087	-	-	-	-	441,097

Notes:

(1)	Mr. Mills was appointed a President and Interim CEO on Aug. 21, 2019. Mr. Mills was elected as a director on January 23, 2020 and was appointed full-time CEO on April 30, 2020.
(2)

Mr. Shim was appointed CFO in December 2016. He resigned on March 6, 2017 and was reappointed as interim CEO in August 2017 and resigned on November 14, 2017 when Mr. Clough was appointed as CEO. Mr. Shim was appointed CFO on August 21, 2019.

(3)	Mr. Tindale was appointed CFO on March 7, 2017. Mr. Tindale resigned as the CFO on August 21, 2019 and was appointed Corporate Secretary on the same date.
(4)	Mr. Clough was appointed CEO and a director on November 14, 2017. Mr. Clough resigned on August 20, 2019.
(5)	Mr. Hoffman was appointed COO on November 15, 2018 and was appointed as a director on March 1, 2020.
(6)

Mr. Hasman was appointed as a director of the Company on November 14, 2017 and was the President of our indirect wholly-owned operating subsidiary, NMG. Mr. Hasman resigned as a director of the Company and from his position of President of NMG effective March 1, 2020.

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During our most recently completed financial years, we did not pay any other executive compensation to our NEOs.

Effective November 14, 2017, we entered into a formal consulting agreement with TI Nevada, whereby TI Nevada will provide the services of NMG’s President, Robert Hasman, for an annual salary of $200,000. Robert Hasman, through TI Nevada, is also entitled to a severance fee of $100,000. The consulting agreement with TI Nevada was: (i) amended on November 2, 2018 to extend the non-competition and non-solicitation provisions to include the State of Ohio as well as Nevada; (ii) amended on November 25, 2019 to broaden the non-competition provision, modify the amount of the consulting fees, include bonuses for construction completion of the new production facility in Nevada, and to provide for a lock-up provision on Mr. Hasman’s shares of our common stock; and (iii) amended on April 23, 2020 to extend the consulting agreement, amend the terms of the consulting fee and to provide for a separation agreement.

Incentive Plan Awards

The stock options to purchase shares of our common stock that we granted to our NEOs during the fiscal year ended July 31, 2020 was on August 21, 2019, January 23, 2020, March 1, 2020 and April 30, 2020 as set out in the table below.

	Date of Option Grant	# of Options	Fair Value (CAD$)
Michael Mills	August 21, 2019 January 23, 2020 April 30, 2020	250,000 200,000 275,000	192,002 89,130 140,373
Dong Shim	August 21, 2019 April 30, 2020	250,000 200,000	192,002 102,089
Darren Tindale	August 21, 2019 April 30, 2020	250,000 50,000	192,002 25,522
Stephen Hoffman	August 21, 2019 March 1, 2020 April 30, 2020	350,000 250,000 250,000	268,803 75,331 127,611
Robert Hasman	August 21, 2019	250,000	192,002

Outstanding Equity Awards Held by Named Executive Officers at Fiscal Year End

The following table sets forth information as of July 31, 2020, relating to outstanding equity awards held by each NEO:

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Outstanding Equity Awards at Year End

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexer- cised Options (#) (exercise- able)	Number of Securities Underlying Unexer- cised Options (#) (unexer- ciseable)	Equity Incentive Plan Awards: Number of Securities Underlying Unexer- cised Unearned Options (#)	Option Exercise Price (CAD$)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Michael Mills(1)	175,000 100,000 250,000 200,000 275,000	N/A N/A N/A 150,000 275,000	N/A N/A N/A N/A N/A	0.41 0.57 0.88 0.88 0.67	06/06/2023 12/10/2023 08/21/2024 01/23/2025 04/30/2025	N/A	N/A	N/A	N/A
Dong Shim(2)	200,000 250,000 250,000 200,000	N/A N/A 187,500 200,000	N/A N/A N/A N/A	0.66 0.57 0.88 0.67	11/24/2022 12/10/2023 08/21/2024 04/30/2025	N/A	N/A	N/A	N/A
Darren Tindale (3)	200,000 250,000 250,000 50,000	N/A N/A 187,500 50,000	N/A N/A N/A N/A	0.66 0.57 0.88 0.67	11/24/2022 12/10/2023 08/21/2019 04/30/2020	N/A	N/A	N/A	N/A
Leonard Clough (4)	200,000 250,000 350,000 150,000 350,000	N/A N/A 262,500 150,000 262,500	N/A N/A N/A N/A N/A	0.66 0.57 0.88 0.67 0.88	11/24/2022 12/10/2023 08/21/2024 04/30/2025 08/21/2024	N/A	N/A	N/A	N/A
Stephen Hoffman (5)	175,000 350,000 250,000 250,000	N/A 262,500 187,500 250,000	N/A N/A N/A N/A	0.57 0.88 0.405 0.67	12/10/2023 08/21/2024 03/01/2025 04/30/2025	N/A	N/A	N/A	N/A
Robert Hasman (6)	1,000,000 250,000 250,000	N/A N/A 187,500	N/A N/A N/A	0.66 0.57 0.88	11/24/2022 12/10/2023 08/21/2024	N/A	N/A	N/A	N/A

Notes:

(1)	Mr. Mills was appointed a President and Interim CEO on Aug. 21, 2019. Mr. Mills was elected as a director on January 23, 2020 and was appointed full-time CEO on April 30, 2020.
(2)

Mr. Shim was appointed CFO in December 2016. He resigned on March 6, 2017 and was reappointed as interim CEO in August 2017 and resigned on November 14, 2017 when Mr. Clough was appointed as CEO. Mr. Shim was appointed CFO on August 21, 2019.

(3)	Mr. Tindale was appointed CFO on March 7, 2017. Mr. Tindale resigned as the CFO on August 21, 2019 and was appointed Corporate Secretary on the same date.
(4)	Mr. Clough was appointed CEO and a director on November 14, 2017. Mr. Clough resigned on August 20, 2019.
(5)	Mr. Hoffman was appointed COO on November 15, 2018 and appointed as a director on March 1, 2020.
(6)

Mr. Hasman was appointed as a director of the Company on November 14, 2017 and was the President of our indirect wholly-owned operating subsidiary, NMG. Mr. Hasman resigned as a director of the Company and from his position of President of NMG effective March 1, 2020.

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Pension Plan Benefits

We have no pension plans that provide for payments or benefits at, following or in connection with retirement.

Director Compensation

We do not currently provide any compensation to our directors in their capacity as such. As a result, none of our directors received any cash compensation in any form during our most recently completed financial year. However, on October 1, 2019 and on April 30, 2020, we granted stock options to the following directors, which has not already been disclosed above as stock options granted to NEOs:

	Date of Option Grant	# of Options	Fair Value (CAD$)
David Wenger	October 1, 2019 April 30, 2020	250,000 100,000	198,660 51,045
Brent Reuter	April 30, 2020	350,000	178,656

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”

THE ELECTION OF THE DIRECTOR NOMINEES SET FORTH ABOVE

__________

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PROPOSAL NUMBER TWO:

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Marcum LLP, Accountants and Advisors, have been selected as the independent registered public accountants of the Company for the fiscal year ending July 31, 2021. Marcum LLP was appointed as our independent registered public accountants on February 10, 2020 and audited the Company’s financial statements for the fiscal year ended July 31, 2020. Dale Matheson Carr-Hilton Labonte LLP audited the Company’s financial statements for fiscal years ended July 31, 2019 and 2018.

Representatives of Marcum LLP will not be present at the Annual Meeting.

In the event ratification by the stockholders of the appointment of Marcum LLP as the Company’s independent registered public accountants is not obtained, our Board of Directors will reconsider such appointment.

Principal Accountant Fees and Services

The following is an aggregate of fees billed for each of the last two fiscal years for professional services rendered by our current and prior principal accountants:

	2020	2019
Audit fees	$178,218	$110,000
Audit-related fees	1,858	40,500
Tax fees	Nil	4,000
All other fees	Nil	Nil
Total fees paid or accrued to our principal accountants	$180,076	$154,500

Audit Fees

Audit fees are the aggregate fees billed for professional services rendered by our independent auditors for the audit of our annual financial statements, the review of the financial statements included in each of our quarterly reports and services provided in connection with statutory and regulatory filings or engagements.

Audit Related Fees

Audit related fees are the aggregate fees billed by our independent auditors for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not described in the preceding category.

Tax Fees

Tax fees are billed by our independent auditors for tax compliance, tax advice and tax planning.

All Other Fees

All other fees include fees billed by our independent auditors for products or services other than as described in the immediately preceding three categories.

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Pre-Approval of Services by the Independent Auditor

Our policy is to pre-approve all audit and permissible non-audit services performed by the independent accountants. These services may include audit services, audit-related services, tax services and other services. Under our audit committee’s policy, pre-approval is generally provided for particular services or categories of services, including planned services, project based services and routine consultations. In addition, the audit committee may also pre-approve particular services on a case-by-case basis. We approved all services that our independent accountants provided to us in the past two fiscal years.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL TO RATIFY THE APPOINTMENT OF MARCUM LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE COMPANY’S FISCAL YEAR ENDING JULY 31, 2021

__________

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PROPOSAL NUMBER THREE:

APPROVAL OF CONTINUATION OF THE 2012 INCENTIVE STOCK OPTION PLAN

At the Meeting the Board of Directors will seek shareholder approval for continuation of the 2012 Incentive Stock Option Plan to authorize additional Common Shares for issuance pursuant to new grants, as described below.

Summary of 2012 Incentive Stock Option Plan

Effective October 25, 2012, our Board of Directors authorized and approved the adoption of the 2012 Incentive Stock Option Plan (the “Option Plan”), pursuant to which a maximum of 10% of the issued and outstanding Common Shares of the Company, from time to time, at the date of each option grant, are available for reserve for exercise of options granted to Eligible Persons as defined in the Option Plan. Our shareholders first approved the Option Plan at the annual general meeting held on December 10, 2012. At the Record Date there were a total of 9,155,000 Options outstanding pursuant to the Option Plan, being approximately 8.4% of the current issued and outstanding Common Shares and leaving 1,682,777 Options available for grant, being approximately 1.6% of the issued and outstanding Common Shares available for reserve for issuance upon exercise of stock options. Details of the Option Plan are set out below.

Material Terms

The purpose of the Option Plan is to enhance the long-term shareholder value of the Company by offering opportunities to directors, executive officers, key employees and eligible consultants of the Company to acquire Common Shares to give them the opportunity to participate in the Company’s growth and success, and to encourage them to remain in the service of the Company. The stock options are non-transferable and will expire upon the sooner of the expiry date stipulated in the particular stock option agreement, or after a certain period following the date the optionee ceases to be a qualified party by reason of death or termination of such optionee’s engagement with the Company.

Grants of options pursuant to the Option Plan are at the discretion of the Board of Directors. Accordingly, allocation of future benefits under the Option Plan among individual Eligible Persons, or among groups of Eligible Persons (such as executive officers, non-executive directors and non-executive employees), is not determinable at this time. The Eligible Persons pursuant to the Option Plan include: a bona fide Employee, Consultant, Director or Officer of the Company, or a corporation wholly owned by such Employee, Consultant, Director or Officer.

The stock options granted under the Option Plan, together with all of the Company’s other previously established plans or grants, will not result at any time in: (a) the number of Common Shares reserved for issuance pursuant to stock options granted to insiders exceeding 10% of the issued and outstanding Common Shares; (b) the grant to insiders within a 12 month period of a number of stock options exceeding 10% of the outstanding Common Shares; (c) the grant to any one optionee within a 12-month period of a number of stock options exceeding 5% of the issued and outstanding Common Shares; (d) the grant to all persons engaged by the Company to provide investor relations activities within any 12-month period of a number of stock options exceeding 2% of the issued and outstanding Common Shares; or (e) the grant to any one eligible consultant in any 12-month period of stock options exceeding, in aggregate, 2% of the issued and outstanding Common Shares.

The Board determines the price per Common Share and the number of Common Shares that may be allotted to each Eligible Person and all other terms and conditions of the stock options, subject to the rules of the CSE; provided however, that the price per Common Share set by the Board must be at least equal to the minimum exercise price of $0.10 per Common Share, and may not be less than the closing market price of the Common Shares on the trading day immediately preceding the date of grant of the option, less any applicable discount allowed by the Exchange, if any. Stock options granted within 90 days of a public distribution by prospectus, then the minimum exercise price shall be the greater of $0.10 per Common Share and the price per Common Share paid by the investors for Common Shares acquired under the public distribution. The 90 day period shall commence on the date the Company is issued a final receipt for the prospectus.

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In addition to any resale restrictions under applicable securities laws, any stock option granted pursuant to the Option Plan and any Common Shares issued upon due exercise of any such stock option will be subject to a hold period of four months and a day commencing from the date of grant of the stock option, if the exercise price of the stock option is granted at less than the Market Price. “Market Price” means the closing price of the Common Shares on the CSE on the last business day prior to the date of grant. In the event that the Common Shares did not trade on such business day, the Market Price shall be the average of the bid and asked prices in respect of such Common Shares at the close of trading on such date.

The term of a stock option shall be set at the time of grant of each stock option, but in any case will be not more than a maximum of 10 years from the date the stock option is granted. If an optionee ceases to be a director, officer, employee or eligible consultant of the Company for any reason other than death, the optionee may, but only within 90 days after the optionee’s ceasing to be a director, officer, employee or eligible consultant (or 30 days in the case of an optionee engaged in investor relations activities) or prior to the expiry of the exercise period, whichever is earlier, exercise any stock option held by the optionee, but only to the extent that the optionee was entitled to exercise the stock option at the date of such cessation. In the event of the death of an optionee, the stock option previously granted to such optionee shall be exercisable within 12 months following the date of death of the optionee or prior to the expiry of the exercise period, whichever is earlier, and then only: (a) by the person or persons to whom the optionee’s rights under the stock option shall pass by the optionee’s will or the laws of descent and distribution, or by the optionee’s legal personal representative; and (b) to the extent that the optionee was entitled to exercise the stock option at the date of the optionee’s death.

In the event of (a) any disposition of all or substantially all of the assets of the Company, or the dissolution, merger, amalgamation or consolidation of the Company with or into any other corporation or of such corporation into the Company, or (b) any change in control of the Company, the Option Plan gives the Company the power to make such arrangements as it deems appropriate for the exercise or continuance of outstanding options, including to amend any stock option agreement to permit the exercise of any or all of the remaining stock options prior to the completion of any such transaction.

Subject to any required approvals under applicable securities laws or stock exchange rules, the Company may amend or modify the Option Plan or the terms of any stock option as the Board of Directors deems necessary or advisable provided that no such amendment shall adversely affect any accrued and vested rights of an Optionee or alter or impair any stock option previously granted to that Optionee, without the consent of the Optionee (provided such a change would materially prejudice the Optionee’s rights under the Option Plan).

A copy of the Option Plan will be available for inspection at the Meeting.

At the Meeting, the shareholders will be asked to approve the Option Plan for continuation. Management recommends that the shareholders vote FOR approval of the Option Plan for continuation.

Unless a proxy specifies that the Common Shares it represents should be voted against approving the Option Plan, proxies received in favour of management of the Company will be voted FOR approval of the Option Plan.

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The foregoing summary of the 2012 Incentive Stock Option Plan is not complete and is qualified in its entirety by reference to the 2012 Incentive Stock Option Plan; a copy of which has been included as Schedule “A” to this Proxy Statement regarding this matter as filed electronically with the SEC, which is available under the Company’s filings at www.sec.gov.

Resolution for Stockholder Approval of 2012 Incentive Stock Option Plan

Accordingly, the Company is asking our stockholders to indicate their support for continuation of the 2012 Incentive Stock Option Plan as described in this Proxy Statement by voting “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders hereby approve the 2012 Incentive Stock Option Plan of the Company for continuation until the next Annual Meeting of Stockholders.”

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL TO APPROVE THE 2012 INCENTIVE STOCK OPTION PLAN FOR CONTINUATION.

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PROPOSAL NUMBER FOUR:

NON-BINDING VOTE TO APPROVE EXECUTIVE COMPENSATION

In accordance with the requirements of Section 14A of the Exchange Act (which was added by the Dodd-Frank Wall Street Reform and Consumer Protection Act) and the related rules of the SEC, we are providing the Company’s stockholders with the opportunity to vote on a non-binding advisory resolution to approve the compensation of the Company’s Named Executive Officers as described in this Proxy Statement in accordance with the SEC’s compensation disclosure rules. This Proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our Named Executive Officers’ compensation as a whole. This vote is not intended to address any specific item of compensation or any specific Named Executive Officer, but rather the overall compensation of all of our Named Executive Officers and the philosophy, policies and practices described in this Proxy Statement.

Our Board of Directors has determined to hold such votes on an annual basis until the next vote on the frequency of say-on-pay votes. Accordingly, the next say-on-pay votes will be held at the Company’s annual meeting of stockholders to be held in 2022.

The say-on-pay vote is advisory and, therefore, not binding on the Company, the Compensation Committee or our Board of Directors. The say-on-pay vote will, however, provide information to us regarding investor sentiment about our executive compensation philosophy, policies and practices, which the Compensation Committee will be able to consider when determining executive compensation for the remainder of the current fiscal year and beyond. Our Board of Directors and our Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote against the Named Executive Officer compensation as disclosed in this Proxy Statement, we may communicate directly with stockholders to better understand the concerns that influenced the vote, but in all events we will consider our stockholders’ concerns and will share them with the Compensation Committee which will evaluate whether any actions are necessary to address those concerns.

The key points of our executive compensation program are set forth in the “Executive Compensation” section of this Proxy Statement.

Stockholder Approval of Say-on-Pay Resolution

We believe that the information provided above and within the Executive Compensation section of this Proxy Statement demonstrates that our executive compensation program was designed appropriately and is working to ensure management’s interests are aligned with our stockholders’ interests to support long-term value creation. Accordingly, the Company is asking our stockholders to indicate their support for our Named Executive Officer compensation as described in this Proxy Statement by voting “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders hereby approve, on an advisory basis, the compensation of the Named Executive Officers as disclosed in the Company’s Proxy Statement for this Annual Meeting of Stockholders.”

Adoption of this resolution will require the affirmative vote of a majority of the shares present or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions will have the same effect as votes against this Proposal. Brokers and other nominee holders do not have discretion to vote uninstructed shares with respect to this Proposal. Accordingly, if brokers or other nominee holders do not receive voting instructions from beneficial owners of the shares, they will not be able to vote the shares and broker non-votes may occur with respect to this Proposal. However, broker non-votes will not affect the outcome of the voting on this Proposal because it requires the affirmative vote of a majority of the shares present or represented by proxy at the Annual Meeting (as opposed to a majority of the shares outstanding).

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

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FUTURE STOCKHOLDER PROPOSALS

Stockholders who intend to submit a proposal for the annual meeting of stockholders to be held in 2020 and desire that such proposal be included in the proxy materials for such meeting must follow the procedures prescribed by Rule 14a-8 under the Exchange Act. To be eligible for inclusion in the proxy materials, stockholder proposals must be received at either of the Company’s principal offices by the Corporate Secretary of the Company no later than September 1, 2021. Upon receipt of such a proposal, the Company will determine whether or not to include the proposal in such proxy statement and form of proxy in accordance with applicable law.

A stockholder that wishes to present a proposal at the next annual meeting of stockholders to be held in 2022 must submit such proposal to the Company on or before November 1, 2021, or management will have discretionary authority to vote proxies received for such meeting with respect to any such proposal.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the informational requirements of the Exchange Act. We file reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the SEC’s Public Reference Section, located at One Station Place, 100 F Street, NE, Washington, DC, U.S.A., 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet website, located at www.sec.gov, that contains reports, proxy statements and other information regarding the Company.

By Order of the Board of Directors of Body and Mind Inc.

/s/ Michael Mills

Michael Mills
President and Chief Executive Officer

Dated: December 31, 2020.

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Schedule A

Body and Mind Inc.
(the “Company”)

2012 Incentive Stock Option Plan

PART 1
INTERPRETATION

1.1	Definitions: In this Plan, the following words and phrases shall have the following meanings:

(a)	“Affiliate” means a company that is a parent or subsidiary of the Company, or that is controlled by the same person as the Company;

(b)	“Board” means the board of directors of the Company and includes any committee of directors appointed by the directors as contemplated by Section 3.1;

(c)	“Change of Control” means the acquisition by any person or by any person and a Joint Actor, whether directly or indirectly, of voting securities of the Company, which, when added to all other voting securities of the Company at the time held by such person or by such person and a Joint Actor, totals for the first time not less than 50% of the outstanding voting securities of the Company or the votes attached to those securities are sufficient, if exercised, to elect a majority of the Board;

(d)	“Company” means Body and Mind Inc.;

(e)	“Consultant” means an individual or Consultant Company, other than an Employee or Director, that:

(i)	is engaged to provide on an ongoing bona fide basis, consulting, technical, management or other services to the Company or to an Affiliate, other than services provided in relation to a distribution of securities;

(ii)	provides such services under a written contract between the Company or an Affiliate;

(iii)	in the reasonable opinion of the Company, spends or will spend a significant amount of time and attention on the affairs and business of the Company or an Affiliate; and

(iv)	has a relationship with the Company or an Affiliate that enables the individual to be knowledgeable about the business and affairs of the Company;

(f)	“Consultant Company” means for an individual consultant, a company or partnership of which the individual is an employee, shareholder or partner;

(g)	“Director” means any director of the Company or any of its subsidiaries;

(h)	“Eligible Person” means a bona fide Employee, Consultant, Director or Officer, or a corporation wholly owned by such Employee, Consultant, Director or Officer;

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(i)	“Employee” means:

(i)	an individual who is considered an employee of the Company or a subsidiary of the Company under the Income Tax Act (and for whom income tax, employment insurance and CPP deductions must be made at source);

(ii)	an individual who works full-time for the Company or a subsidiary of the Company providing services normally provided by an employee and who is subject to the same control and direction by the Company over the details and methods of work as an employee of the Company, but for whom income tax deductions are not made at source; or

(iii)	an individual who works for the Company or a subsidiary of the Company on a continuing and regular basis for a minimum amount of time per week providing services normally provided by an employee and who is subject to the same control and direction by the Company over the details and methods of work as an employee of the Company, but for whom income tax deductions need not be made at source;

(j)	“Exchange” means the Canadian National Stock Exchange and any other stock exchange on which the Shares are listed for trading;

(k)	“Exchange Policies” means the policies, bylaws, rules and regulations of the Exchange governing the granting of options by the Company, as amended from time to time;

(l)	“Expiry Date” means a date not later than ten years from the date of grant of an option;

(m)	“Income Tax Act” means the Income Tax Act (Canada), as amended from time to time;

(n)	“Insider” has the meaning ascribed thereto in the Securities Act;

(o)	“Investor Relations Activities” means any activities, by or on behalf of the Company or a shareholder of the Company, that promote or reasonably could be expected to promote the purchase or sale of securities of the Company, but does not include:

(i)	the dissemination of information provided, or records prepared, in the ordinary course of business of the Company

	(A)	to promote the sale of products or services of the Company, or

	(B)	to raise public awareness of the Company,

that cannot reasonably be considered to promote the purchase or sale of securities of the Company;

(ii)	activities or communications necessary to comply with the requirements of

	(A)	applicable Securities Laws,

	(B)	the Exchange, or

	(C)	the bylaws, rules or other regulatory instruments of any self-regulatory body or exchange having jurisdiction over the Company;

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(iii)

communications by a publisher of, or writer for, a newspaper, magazine or business or financial publication, that is of general and regular paid circulation, distributed only to subscribers to it for value or to purchasers of it, if

(A)	the communication is only through such newspaper, magazine or publication, and

(B)	the publisher or writer receives no commission or other consideration other than for acting in the capacity of publisher or writer; or

(iv)	activities or communications that may be otherwise specified by the Exchange;

(p)	“Joint Actor” means a person acting jointly or in concert with another person;

(q)	“Optionee” means the recipient of an option under this Plan;

(r)	“Officer” means any senior officer of the Company or any of its subsidiaries;

(s)	“Plan” means this incentive stock option plan, as amended from time to time;

(t)	“Securities Act” means the Securities Act (British Columbia), as amended from time to time;

(u)	“Securities Laws” means the acts, policies, bylaws, rules and regulations of the securities commissions governing the granting of options by the Company, as amended from time to time;

(v)	“Shares” means the shares of common stock of the Company, par value US$0.0001 per share.

1.2	Governing Law. The validity and construction of this Plan shall be governed by and construed in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein.

1.3	Gender. Throughout this Plan, whenever the singular or masculine or neuter is used, the same shall be construed as meaning the plural or feminine or body politic or corporate, and vice-versa as the context or reference may require.

PART 2
PURPOSE

2.1	Purpose. The purpose of this Plan is to attract and retain Employees, Consultants, Officers and Directors and to motivate them to advance the interests of the Company by affording them with the opportunity to acquire an equity interest in the Company through options granted under this Plan to purchase Shares.

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PART 3
GRANTING OF OPTIONS

3.1	Administration. This Plan shall be administered by the Board or, if the Board so elects, by a committee (which may consist of only one person) appointed by the Board from its members.

3.2	Committee’s Recommendations. The Board may accept all or any part of any recommendations of any committee appointed under Section 3.1 or may refer all or any part thereof back to such committee for further consideration and recommendation.

3.3	Board Authority. Subject to the limitations of this Plan, the Board shall have the authority to:

(a)	grant options to purchase Shares to Eligible Persons;

(b)	determine the terms, limitations, restrictions and conditions respecting such grants;

(c)	interpret this Plan and adopt, amend and rescind such administrative guidelines and other rules and regulations relating to this Plan as it shall from time to time deem advisable; and

(d)	make all other determinations and take all other actions in connection with the implementation and administration of this Plan including, without limitation, for the purpose of ensuring compliance with Section 7.1, as it may deem necessary or advisable.

3.4	Grant of Option. A resolution of the Board shall specify the number of Shares that shall be placed under option to each Eligible Person; the exercise price to be paid for such Shares upon the exercise of such option; any applicable hold period; and the period, including any applicable vesting periods required by Exchange Policies or by the Board, during which such option may be exercised.

3.5

Written Agreement. Every option granted under this Plan shall be evidenced by a written agreement between the Company and the Optionee substantially in the form attached hereto as Schedule “A”, containing such terms and conditions as are required by Exchange Policies and applicable Securities Laws, and, where not expressly set out in the agreement, the provisions of such agreement shall conform to and be governed by this Plan. In the event of any inconsistency between the terms of the agreement and this Plan, the terms of this Plan shall govern.

3.6

Withholding Taxes. If the Company is required under the Income Tax Act or any other applicable law to make source deductions in respect of Employee stock option benefits and to remit to the applicable governmental authority an amount on account of tax on the value of the taxable benefit associated with the issuance of any Shares upon the exercise of options, then any Optionee who is deemed an Employee shall:

(a)	pay to the Company, in addition to the exercise price for such options, the amount necessary to satisfy the required tax remittance as is reasonably determined by the Company;

(b)	authorize the Company, on behalf of the Optionee, to sell in the market on such terms and at such time or times as the Company determines a portion of the Shares issued upon the exercise of such options to realize proceeds to be used to satisfy the required tax remittance; or,

(c)	make other arrangements acceptable to the Company to satisfy the required tax remittance.

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PART 4
RESERVE OF SHARES

4.1	Sufficient Authorized Shares to be Reserved. A sufficient number of Shares shall be reserved by the Board to permit the exercise of any options granted under this Plan. Shares that were the subject of any option that has lapsed or terminated shall thereupon no longer be in reserve and may once again be subject to an option granted under this Plan.

4.2	Maximum Number of Shares Reserved. Unless authorized by the shareholders of the Company, this Plan, together with all of the Company’s other previously established or proposed stock options, stock option plans, employee stock purchase plans or any other compensation or incentive mechanisms involving the issuance or potential issuance of Shares, shall not result, at any time, in the number of Shares reserved for issuance pursuant to options exceeding 10% of the issued and outstanding Shares as at the date of grant of any option under this Plan.

4.3	Limits with Respect to Individuals. The aggregate number of Shares subject to an option that may be granted to any one individual in any 12 month period under this Plan shall not exceed 5% of the issued and outstanding Shares determined at the time of such grant.

4.4	Limits with Respect to Consultants. The aggregate number of Shares subject to an option that may be granted to any one Consultant in any 12 month period under this Plan shall not exceed 2% of the issued and outstanding Shares determined at the time of such grant.

4.5	Limits with Respect to Investor Relations Activities. The aggregate number of Shares subject to an option that may be granted to any one person conducting Investor Relations Activities in any 12 month period under this Plan shall not exceed 2% of the issued and outstanding Shares determined at the time of such grant.

PART 5
CONDITIONS GOVERNING THE GRANTING AND EXERCISING OF OPTIONS

5.1	Exercise Price. Subject to a minimum price of $0.10 per Share and Section 5.2, the exercise price of an option may not be less than the closing market price of the Shares on the trading day immediately preceding the date of grant of the option, less any applicable discount allowed by the Exchange.

5.2	Exercise Price if Distribution. If any options are granted within 90 days of a public distribution by prospectus, then the minimum exercise price shall be the greater of that specified in Section 5.1 and the price per share paid by the investors for Shares acquired under the public distribution. The 90 day period shall commence on the date the Company is issued a final receipt for the prospectus.

5.3	Expiry Date. Each option shall, unless sooner terminated, expire on a date to be determined by the Board which shall not be later than the Expiry Date.

5.4	Different Exercise Periods, Prices and Number. The Board may, in its absolute discretion, upon granting an option under this Plan and subject to the provisions of Section 6.3, specify a particular time period or periods following the date of granting such option during which the Optionee may exercise his option to purchase Shares and may designate the exercise price and the number of Shares in respect of which such Optionee may exercise his option during each such time period.

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5.5	Termination of Employment. If a Director, Officer, Consultant or Employee ceases to be so engaged by the Company for any reason other than death, such Director, Officer, Consultant or Employee shall have the right to exercise any vested option not exercised prior to such termination within a period of 90 days after the date of termination, or such shorter period as may be set out in the Optionee’s written agreement.

5.6	Termination of Investor Relations Activities. If an Optionee who is engaged in Investor Relations Activities ceases to be so engaged by the Company, such Optionee shall have the right to exercise any vested option not exercised prior to such termination within a period of 30 days after the date of termination, or such shorter period as may be set out in the Optionee’s written agreement.

5.7	Death of Optionee. If an Optionee dies prior to the expiry of his option, his heirs or administrators may within 12 months from the date of the Optionee’s death exercise that portion of an option granted to the Optionee under this Plan which remains vested and outstanding.

5.8	Assignment. No option granted under this Plan or any right thereunder or in respect thereof shall be transferable or assignable otherwise than as provided for in Section 5.7.

5.9	Notice. Options shall be exercised only in accordance with the terms and conditions of the written agreements under which they are respectively granted and shall be exercisable only by notice in writing to the Company substantially in the form attached hereto as Schedule “B”.

5.10	Payment. Options may be exercised in whole or in part at any time prior to their lapse or termination. Shares purchased by an Optionee upon the exercise of an option shall be paid for in full in cash at the time of their purchase.

PART 6
CHANGES IN OPTIONS

6.1	Share Consolidation or Subdivision. In the event that the Shares are at any time subdivided or consolidated, the number of Shares reserved for option and the price payable for any Shares that are then subject to option shall be adjusted accordingly.

6.2	Stock Dividend. In the event that the Shares are at any time changed as a result of the declaration of a stock dividend thereon, the number of Shares reserved for option and the price payable for any Shares that are then subject to option may be adjusted by the Board to such extent as it deems proper in its absolute discretion.

6.3

Effect of a Take-Over Bid. If a bona fide offer to purchase Shares (an “Offer”) is made to an Optionee or to shareholders of the Company generally or to a class of shareholders which includes the Optionee, which Offer, if accepted in whole or in part, would result in the offeror becoming a control person of the Company, within the meaning of Section 1(1) of the Securities Act, the Company shall, upon receipt of notice of the Offer, notify each Optionee of full particulars of the Offer, whereupon all Shares subject to option (the “Option Shares”) shall become vested and such option may be exercised in whole or in part by such Optionee so as to permit the Optionee to tender the Option Shares received upon such exercise pursuant to the Offer. However, if:

(a)	the Offer is not completed within the time specified therein including any extensions thereof; or

(b)	all of the Option Shares tendered by the Optionee pursuant to the Offer are not taken up or paid for by the offeror in respect thereof,

then the Option Shares received upon such exercise, or in the case of clause (b) above, the Option Shares that are not taken up and paid for, may be returned by the Optionee to the Company and reinstated as authorized but unissued Shares and with respect to such returned Option Shares, the option shall be reinstated as if it had not been exercised and the terms upon which such Option Shares were to become vested pursuant to Section 3.4 shall be reinstated. If any Option Shares are returned to the Company under this Section 6.3, the Company shall immediately refund the exercise price to the Optionee for such Option Shares.

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6.4	Acceleration of Expiry Date. If, at any time when an option granted under this Plan remains unexercised with respect to any unissued Option Shares, an Offer is made by an offeror, the Board may, upon notifying each Optionee of full particulars of the Offer, declare all Option Shares issuable upon the exercise of options granted under this Plan vested, and declare that the Expiry Date for the exercise of all unexercised options granted under this Plan is accelerated so that all options shall either be exercised or shall expire prior to the date upon which Shares must be tendered pursuant to the Offer.

6.5	Effect of a Change of Control. If a Change of Control occurs, all outstanding options shall become vested, whereupon such options may be exercised in whole or in part by the Optionee.

PART 7
SECURITIES LAWS AND EXCHANGE POLICIES

7.1

Securities Laws and Exchange Policies Apply. This Plan and the granting and exercise of any options hereunder are also subject to such other terms and conditions as are set out from time to time in applicable Securities Laws and Exchange Policies and such terms and conditions shall be deemed to be incorporated into and become a part of this Plan. In the event of an inconsistency between such terms and conditions and this Plan, such terms and conditions shall govern. In the event that the Shares are listed on a new stock exchange, in addition to the terms and conditions set out from time to time in applicable Securities Laws, the granting or cancellation of options shall be governed by the terms and conditions set out from time to time in the policies, bylaws, rules and regulations of the new stock exchange and unless inconsistent with the terms of this Plan, the Company shall be able to grant or cancel options pursuant to the policies, bylaws, rules and regulations of such new stock exchange without requiring shareholder approval.

PART 8
AMENDMENT

8.1	Board May Amend. The Board may, by resolution, amend or terminate this Plan, but no such amendment or termination shall, except with the written consent of the Optionees concerned, affect the terms and conditions of options previously granted under this Plan which have not then lapsed, terminated or been exercised.

8.2	Exchange Approval. Any amendment to this Plan or options granted pursuant to this Plan shall not become effective until such Exchange and shareholder approval as is required by Exchange Policies and Securities Laws has been received.

8.3	Amendment to Insider’s Options. Any amendment to options held by Insiders which results in a reduction in the exercise price of the options at the time of the amendment is conditional upon obtaining disinterested shareholder approval to that amendment.

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PART 9
EFFECT OF PLAN ON OTHER COMPENSATION OPTIONS

9.1

Other Options Not Affected. This Plan is in addition to any other existing stock options granted prior to and outstanding as at the date of this Plan and shall not in any way affect the policies or decisions of the Board in relation to the remuneration of Directors, Officers, Consultants and Employees.

PART 10
OPTIONEE’S RIGHTS AS A SHAREHOLDER

10.1

No Rights Until Option Exercised. An Optionee shall be entitled to the rights pertaining to share ownership, such as to dividends, only with respect to Shares that have been fully paid for and issued to the Optionee upon the exercise of an option.

PART 11
EFFECTIVE DATE OF PLAN

11.1	Effective Date. This Plan shall become effective upon the approval of the Plan by the Board.

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SCHEDULE “A”

THE SECURITIES REFERRED TO HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “U.S. SECURITIES ACT”), AND ARE BEING OFFERED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED UNLESS THEY ARE REGISTERED UNDER THE APPLICABLE PROVISIONS OF THE U.S. SECURITIES ACT OR ARE EXEMPT FROM SUCH REGISTRATION. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR BY ANY STATE SECURITIES ADMINISTRATION OR REGULATORY AUTHORITY.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY OR THE SECURITIES ISSUED UPON EXERCISE THEREON BEFORE [insert the date that is four months from the date of grant]

OPTION AGREEMENT

(PURSUANT TO THE 2012 INCENTIVE STOCK OPTION PLAN)

Body and Mind Inc. (the “Company”), pursuant to the Company’s 2012 Incentive Stock Option Plan (the “Plan”), does hereby award to the Grantee that number of Options to purchase shares of the Company’s Common Stock (“Shares”) indicated in the box below labelled “Number of Options Awarded”, upon the terms and subject to the conditions of this Option Agreement and the Plan. Unless otherwise specified, capitalized terms used but not defined in this Option Agreement shall have the meanings specified in the Plan. Subject to the Terms and Conditions (below), the principal features of this award are as follows:

Grantee Name:
Address of Grantee:
Number of Options Awarded:
Type of Option:
Option Grant Date:
Exercise Price:
Expiry Date:
Vesting Date:	See Terms and Conditions (below).

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IMPORTANT

By executing this Option Agreement and by accepting this award of Options and any Shares issued pursuant to this award of Options, the Grantee acknowledges receipt of a copy of the Plan, and agrees that this award of Options shall be subject to all of the terms and conditions set forth in the Plan (including future amendments thereto, if any, pursuant to the terms thereof), and the Terms and Conditions specified below. The terms and conditions of the Plan are incorporated herein by reference and govern except to the extent that this Option Agreement provides otherwise and the Plan so permits.

The Grantee also represents and warrants that the Grantee has read and understands the terms of the Plan and this Option Agreement (including the attached Terms and Conditions) and accepts this award of Options and agrees to be bound by all such terms and conditions. The Grantee also acknowledges that the Company has advised the Grantee to consult the Grantee’s tax and legal advisors regarding the tax and legal aspects of this award of Options and the Grantee confirms that the Grantee is not relying on the Company nor any of its officers, employees or agents for any opinion or advice as to the personal tax or legal implications of this award of Options.

BODY and MIND INC.

By:	Michael Mills
President and CEO

Date:

I have read and fully understood this Option Agreement (including the annexed Terms and Conditions), and I accept and agree to be bound by all of the terms, conditions, provisions and restrictions contained herein and therein.

By:

Date:

PROMPTLY NOTIFY THE COMPANY OF ANY CHANGE IN ADDRESS.

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TERMS AND CONDITIONS

1.	Award of Options. The Company hereby grants to the Grantee that number of Options as is indicated on page 1 of this Option Agreement in the box entitled “Number of Options Awarded”, subject to all of the terms and conditions in this Option Agreement. Each Option entitles the Grantee to purchase one Share at the Exercise Price. Each Option has been granted as an “Incentive Stock Option”.

2.	Vesting Schedule. Subject to these terms of this Option Agreement and the Plan, the Options hereby granted are to vest as follows:

Vesting Date	Percentage of Options Vesting

3.	Term of Options. The Options hereby granted must be exercised prior to 5:00 p.m. (Eastern Time) on ♦, subject to earlier termination or cancellation as provided in the Plan or these Terms and Conditions.

4.	Exercise of Options. Subject to these Terms and Conditions and the Plan, Grantee may exercise the Options until the Expiry Date, or earlier termination, in accordance with the Vesting Schedule set forth in Section 2 by following the exercise procedures established by the Company from time to time and paying the Exercise Price and any applicable tax withholding to the Company. The Options may be exercised by completing the Stock Option Exercise Notice in the form annexed hereto as Appendix I and submitting the signed original thereof to the Company at the address set forth in the Stock Option Exercise Notice, together with payment of the exercise price. For additional information, please contact the Company’s President, Mr. Michael Mills, by email at mmills@bamcannabis.com or by telephone at (800) 361-6312.

5.	Securities Law Matters. The Grantee hereby acknowledges and agrees that:

(a)	the Options and the Shares have not been registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), or the securities laws of any state of the United States, and the offer and sale of the Shares contemplated hereby is being made in reliance on an exemption from such registration requirements;

(b)	absent registration of the Shares under the U.S. Securities Act and applicable state securities laws, the Options may not be exercised unless an exemption from such registration requirements is available, and the Company may require the Grantee to provide such additional documentation (including, without limitation, an opinion of legal counsel of recognized standing reasonably satisfactory to the Company) at the time of exercise as the Company may deem necessary or appropriate to comply with applicable securities laws;

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(b)	the Options are, and the Shares upon issuance will be, “restricted securities” as defined in Rule 144(a)(3) under the U.S. Securities Act and, accordingly, the certificate representing the Shares will be imprinted with a restrictive legend substantially in the following form:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT, (B) TO THE CORPORATION, (C) IN ACCORDANCE WITH RULE 144 UNDER THE U.S. SECURITIES ACT, IF AVAILABLE, AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT OTHERWISE REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND IN THE CASE OF (C) OR (D), IF AN OPINION OF COUNSEL, OF RECOGNIZED STANDING REASONABLY SATISFACTORY TO THE CORPORATION, HAS BEEN PROVIDED TO THE CORPORATION TO THAT EFFECT. [If the Shares are being issued in reliance on Rule 903 of Regulation S under the U.S. Securities Act, add: THE SECURITIES REPRESENTED BY THE CERTIFICATE CANNOT BE THE SUBJECT OF HEDGING TRANSACTIONS UNLESS SUCH TRANSACTIONS ARE CONDUCTED IN COMPLIANCE WITH THE U.S. SECURITIES ACT AND OTHER APPLICABLE SECURITIES LAWS.]”

(c)	if the Grantee decides to offer, sell or otherwise transfer any of the Shares, it will not offer, sell or otherwise transfer any of such securities directly or indirectly, unless:

(i)	the sale is to the Company,

(ii)	the sale is made pursuant to the exemption from the registration requirements under the U.S. Securities Act provided by Rule 144 thereunder, if available, and in accordance with any applicable state securities or “blue sky” laws,

(iii)	the securities are sold in a transaction that does not require registration under the U.S. Securities Act or any applicable state laws and regulations governing the offer and sale of securities, or

(iv)	the sale is made pursuant to an effective registration statement filed by the Company under the U.S. Securities Act; and

(v)	and, in the case of 5(c)(ii) or (iii), the Grantee has prior to such sale furnished to the Company an opinion of legal counsel of recognized standing reasonably satisfactory to the Company; and

	(d)	there is currently no market for the Shares and there are no assurances that any market for the Shares will develop.

6.

Other Compliance Requirements. Notwithstanding any other provision of this Option Agreement, the delivery of any Shares issued upon exercise of Options may be postponed for such period as may be required to comply with applicable requirements of any governmental regulatory authority or any national securities exchange or any requirements under any law or regulation applicable to the delivery of such Shares. No Shares shall be delivered pursuant to the terms of this Agreement if the delivery thereof shall constitute a violation of any provision of any law or of any regulation of any governmental authority or any national securities exchange.

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7.	Termination of Options. In all circumstances, the Options will terminate in accordance with the terms of this Option Agreement and the Plan and are subject to early termination in the circumstances described in the Plan.

8.	Change of Control. If a Change of Control of the Company occurs, all outstanding Options shall become vested, whereupon such Options may be exercised in whole or in part by the Grantee.

9.	Non-Transferability of Options. Unless expressly permitted by the Board, Grantee’s rights in the Options awarded under this Option Agreement and any interest therein may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner and any attempt to do so shall cause such Options and this Option Agreement to lapse, and be void and of no further effect. If the Grantee dies prior to the expiry of his Option, his heirs or administrators may within 12 months from the date of the Grantee’s death exercise that portion of the Option awarded under this Option Agreement which remains vested and outstanding.

10.	Acknowledgment of Nature of Plan and Options. In accepting the award of Options, Grantee acknowledges and agrees with the Company that:

(a)	the Plan is established voluntarily by the Company, it is discretionary in nature and may be modified, amended, suspended or terminated by the Company at any time, as provided in the Plan;

(b)	the award of Options does not create any contractual or other right to receive future awards of Options, or benefits in lieu of Options or any other form of benefit or compensation whatsoever, even if Options have been awarded repeatedly in the past;

(c)	all decisions with respect to future awards, if any, will be at the sole discretion of the Committee or the Board, as applicable;

(d)	Grantee’s participation in the Plan is voluntary;

(e)	the future value of the underlying Shares is unknown and cannot be predicted with certainty; and

(f)	Grantee acknowledges that neither the fact of this award of Options nor any provision of this Option Agreement or the Plan shall confer upon Grantee any right with respect to employment or continuation of current employment with the Company and nor shall it interfere in any way with any right the Company has to terminate such Grantee’s employment at any time for any reason whatsoever.

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11.

Conflicts With Any Employment Agreement. If the Grantee has an employment agreement with the Company (or any of its Affiliates) which contains different or additional provisions relating to Options, or otherwise conflicts with the terms of this Option Agreement, the provisions of this Option Agreement shall govern unless such employment agreement specifically provides otherwise.

12.	Responsibility for Tax-Related Items.

(a)	Grantee acknowledges that the ultimate liability for all income and other taxes, social insurance, payroll tax or other related withholdings (“Tax-Related Items”) legally due by Grantee in respect of any property received hereunder is and shall remain Grantee’s responsibility, regardless of any action the Company takes with respect to such Tax-Related Items.

(b)	The Grantee acknowledges that the Company (i) makes no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of Options, including the award of Options, the vesting, the subsequent sale of any Shares acquired and/or the receipt of any dividends; and (ii) does not commit to structure the terms of the award of Options or any aspect of the implementation of the award of Options to reduce or eliminate the Grantee’s liability for Tax-Related Items.

(c)	Notwithstanding any contrary provision of this Option Agreement, prior to the delivery of Shares, Grantee shall pay, or make adequate arrangements satisfactory to the Company (in its sole discretion) to satisfy all withholding obligations of the Company.

(d)	Grantee agrees to indemnify and hold harmless the Company against all liability, claims, charges, penalties, and demands for Tax-Related Items due and payable by the Grantee in any jurisdiction as a result of this award of Options, the vesting of Options, the exercise of Options and issuance of Shares, or the subsequent disposition of any Shares.

13.	Administration. The authority to manage and control the operation and administration of this Option Agreement shall be vested in the Committee or the Board, as applicable, in accordance with and subject to the provisions of the Plan including the power of the Committee or the Board, as applicable, to delegate its authority to administer the Plan as contemplated by the Plan. Any interpretation of the Option Agreement by the Committee or the Board, as applicable, and any decision made by the Committee or the Board, as applicable, with respect to the Option Agreement shall be final and binding.

14.	Notices. Any notice or other communication given or made hereunder shall be in writing. Any written notices provided for in this Option Agreement which are sent by mail shall be deemed received 5 business days after mailing, but not later than the date of actual receipt. Notices shall be directed, if to the Grantee, at the Grantee’s address indicated by the Company’s records.

15.

Reorganization of Company and Subsidiaries. The existence of this Option Agreement shall not affect in any way the right or power of Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in Company’s capital structure or its business, or any merger or consolidation of Company or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Options or Shares which may be issued on exercise of the Options or the rights attaching thereto, or the dissolution or liquidation of Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

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16.

Personal Data. To comply with applicable law and to administer the Plan and these Terms and Conditions properly, the Company and its agents may hold and process the Grantee’s personal data and/or sensitive personal data. Such data includes, but is not limited to, the information provided in this award of Options, other appropriate personal and financial data about the Grantee, and information about the Grantee’s participation in the Plan and awards obtained under the Plan from time to time. By accepting the award of Options, the Grantee hereby gives explicit consent to the Company’s processing any such personal data and/or sensitive personal data. The Grantee also hereby gives explicit consent to the Company’s transfer of any such personal data and/or sensitive personal data outside the country in which the Grantee works or resides. The legal persons for whom the Grantee personal data are intended include the Company and any of its Subsidiaries, any outside Plan administrator as selected by the Company from time to time, and any other person that the Company may find in its administration of the Plan to be appropriate. The Grantee has the right to review and correct the Grantee’s personal data by providing notice to the Company. The Grantee understands that the transfer of the information outlined here is important to the administration of the Plan, and that failure to consent to the transmission of such information may limit or prohibit the Grantee’s participation in the Plan.

17.	Severability. If one or more of the provisions of this Option Agreement shall be held to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby and the invalid, illegal or unenforceable provisions shall be deemed null and void; provided however that, to the extent permissible by law, any provisions which could be deemed null and void shall first be construed, interpreted or revised retroactively to permit this Option Agreement to be construed so as to foster the intent of this Option Agreement and the Plan.

18.	Entire Option Agreement. This Option Agreement and the Plan constitute the entire agreement between Grantee and the Company regarding the subject matter of this award of Options. Any prior agreements, commitments or negotiations concerning these Options are superseded. Grantee agrees not to rely on any oral information regarding this award of Options or any written materials not identified in this Section 18.

19.	Amendment and Termination. No amendment or termination of the Plan or this Option Agreement may be made except in accordance with the provisions in that regard contained in the Plan.

20.	Jurisdiction. This Agreement shall be governed exclusively by and construed and enforced in accordance with the laws and Courts prevailing in the Province of British Columbia, and the federal laws of Canada applicable therein.

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SCHEDULE “B”

STOCK OPTION EXERCISE NOTICE

TO:	Body and Mind Inc. (the “Corporation”) 750 – 1095 West Pender Street Vancouver, British Columbia Canada V6E 2M6

1. The undersigned (the “Optionee”), being the holder of an option (the “Option”) to purchase _______________________ common shares (the “Optioned Shares”) of the Corporation at the exercise price of __________ per Optioned Share (the “Exercise Price”), hereby irrevocably gives notice, pursuant to the applicable stock incentive plan of the Corporation (the “Plan”), of the exercise of the Option to acquire and hereby subscribes for _______________________ of such Optioned Shares. Payment shall be in lawful money of Canada, and the Optionee tenders herewith a certified check or bank draft payable to the Corporation in an amount equal to the aggregate Exercise Price of the aforesaid Optioned Shares being purchased.

2. The Optionee directs the Corporation to issue a share certificate evidencing said common shares in the name of the Optionee to be mailed to the Optionee at the following address:

___________________________________

___________________________________

___________________________________

3. By executing this Exercise Notice, the Optionee hereby confirms that the undersigned has read the Plan and agrees to be bound by the provisions of the Plan. All terms not otherwise defined in this Exercise Notice shall have the meanings given to them under the Plan or the attached Option Agreement.

4. The Optionee represents, warrants and certifies as follows (please check all of the categories that apply):

(a)	☐	the undersigned holder is resident in the United States or is a U.S. person who is a resident of the jurisdiction referred to in the address appearing above, and is a U.S. Accredited Investor and has completed the U.S. Accredited Investor Status Certificate in the form attached to this Exercise Notice as Exhibit A;

(b)	☐	if the undersigned holder is resident in the United States or is a U.S. person, the undersigned holder has delivered to the Corporation and the Corporation’s transfer agent, if applicable, an opinion of counsel (which will not be sufficient unless it is in form and substance satisfactory to the Corporation) or such other evidence satisfactory to the Corporation to the effect that with respect to the securities to be delivered upon exercise of the Option, the issuance of such securities has been registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), and applicable state securities laws or an exemption from the registration requirements of the U.S. Securities Act and applicable state securities laws is available; and/or

(c)	☐	the Optionee at the time of exercise of the Option is not in the United States, is not a “U.S. person” and is not exercising the Option on behalf of, or for the account or benefit of a U.S. person or a person in the United States and did not execute or deliver this exercise form in the United States;

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“United States” and “U.S. person” are as defined in Regulation S under the U.S. Securities Act.

Note: Certificates representing Shares will not be registered or delivered to an address in the United States unless Box 4(a) or (4(b) above is checked.

5. If the undersigned Optionee has marked Box 4(a) or 4(b) above, the undersigned Optionee hereby represents, warrants, acknowledges and agrees that funds representing the subscription price for the Shares which will be advanced by the undersigned to the Corporation upon exercise of the Options will not represent proceeds of crime for the purposes of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (the “PATRIOT Act”), and the undersigned acknowledges that the Corporation may in the future be required by law to disclose the undersigned’s name and other information relating to this exercise form and the undersigned’s subscription hereunder, on a confidential basis, pursuant to the PATRIOT Act. No portion of the subscription price to be provided by the undersigned (i) has been or will be derived from or related to any activity that is deemed criminal under the laws of the United States of America, or any other jurisdiction, or (ii) is being tendered on behalf of a person or entity who has not been identified to or by the undersigned, and it shall promptly notify the Corporation if the undersigned discovers that any of such representations ceases to be true and provide the Corporation with appropriate information in connection therewith.

6. If the undersigned Optionee has marked Box 4(a) or Box 4(b) above, the undersigned represents and warrants to the Corporation that:

(a)	the Optionee has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares, and the undersigned is able to bear the economic risk of loss of his or her entire investment;

(b)	the Corporation has provided to the undersigned the opportunity to ask questions and receive answers concerning the terms and conditions of the offering, and the undersigned has had access to such information concerning the Corporation as he or she has considered necessary or appropriate in connection with his or her investment decision to acquire the Shares;

(c)	the undersigned is: (i) purchasing the Shares for his or her own account or for the account of one or more U.S. Accredited Investors with respect to which the undersigned is exercising sole investment discretion, and not on behalf of any other person; and (ii) is purchasing the Shares for investment purposes only and not with a view to resale, distribution or other disposition in violation of United States federal or state securities laws; and

(d)	the undersigned has not exercised the Option as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, television or other form of telecommunications, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

7.	The undersigned also acknowledges and agrees that:

(a)	the Shares have not been and will not be registered under the U.S. Securities Act or the securities laws of any state of the United States, and the Shares will be issued as “restricted securities” (as such term is defined in Rule 144(a)(3) under the U.S. Securities Act) and may not be offered, sold, pledged, or otherwise transferred, directly or indirectly, without prior registration under the U.S. Securities Act and applicable state securities laws absent an exemption from such registration requirements; and

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(b)	the certificate(s) representing the Shares will be endorsed with a U.S. restrictive legend substantially in the form until such time as it is no longer required under the applicable requirements of the U.S. Securities Act or applicable state securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT, (B) TO THE CORPORATION, (C) IN ACCORDANCE WITH RULE 144 UNDER THE U.S. SECURITIES ACT, IF AVAILABLE, AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT OTHERWISE REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND IN THE CASE OF (C), OR (D), IF AN OPINION OF COUNSEL, OF RECOGNIZED STANDING REASONABLY SATISFACTORY TO THE CORPORATION, HAS BEEN PROVIDED TO THE CORPORATION TO THAT EFFECT. [If the Shares are being issued in reliance on Rule 903 of Regulation S under the U.S. Securities Act, add: THE SECURITIES REPRESENTED BY THE CERTIFICATE CANNOT BE THE SUBJECT OF HEDGING TRANSACTIONS UNLESS SUCH TRANSACTIONS ARE CONDUCTED IN COMPLIANCE WITH THE U.S. SECURITIES ACT AND OTHER APPLICABLE SECURITIES LAWS.”]

DATED the ________ day of ____________________, __________.

X
Signature

Name of Optionee (please print)

Name of authorized signatory if Optionee is not an individual (please print)

Official capacity of authorized signatory if Optionee is not an individual (please print)

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Schedule B

Body and Mind Inc.
(the “Company”)

AUDIT COMMITTEE CHARTER

This Charter establishes the composition, the authority, roles and responsibilities and the general objectives of the Company’s audit committee, or its Board of Directors (the “Board”) in lieu thereof (the “Audit Committee”). The roles and responsibilities described in this Charter must at all times be exercised in compliance with the laws and regulations governing the Company and any subsidiaries.

Composition

(a)	Number of Members. The Audit Committee must be comprised of a minimum of three (3) directors of the Company, a majority of who are independent as defined by applicable legislation.

(b)	Chair. If there is more than one member of the Audit Committee, members will appoint a chair of the Audit Committee (the “Chair”) to serve for a term of one (1) year on an annual basis. The Chair may serve as the chair of the Audit Committee for any number of consecutive terms.

(c)	Financially Literacy. All members of the Audit Committee must be financially literate as defined by applicable legislation. If upon appointment a member of the Audit Committee is not financially literate, such member will have a period of three (3) months to acquire the required level of financial literacy.

Meetings

(a)	Quorum. The quorum required to constitute a meeting of the Audit Committee is set at a majority of members.

(b)	Agenda. The Chair will set the agenda for each meeting, after consulting with management and the Company’s external auditor (the “Auditor”). Agenda materials such as draft financial statements must be circulated to all Audit Committee members for members to have a reasonable amount of time to review the materials prior to the meeting.

(c)	Notice to Auditor. The Auditor will be provided with notice as necessary of any Audit Committee meeting, will be invited to attend each such meeting and will receive an opportunity to be heard at those meetings on matters related to the Auditor’s duties.

(d)	Minutes. Minutes of Audit Committee meetings will be accurately recorded, with such minutes recording the decisions reached by the committee.

Roles and Responsibilities

The roles and responsibilities of the Audit Committee include the following:

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External Auditor

The Audit Committee will:

(a)	Selection of Auditor. Select, evaluate and recommend the Auditor to the Board for shareholder approval, to examine the Company’s accounts, controls and financial statements.

(b)	Scope of Work. Evaluate, prior to the annual audit of the Company’s financial statements, the scope and general extent of the Auditor’s review, including the Auditor’s engagement letter.

(c)	Compensation. Recommend to the Board the compensation to be paid to the Auditor.

(d)	Replacement of Auditor. If necessary, recommend the replacement of the Auditor to the Board.

(e)	Approve Non-Audit Related Services. Pre-approve all non-audit services to be provided by the Auditor to the Company.

(f)	Responsibility for Oversight. Oversee the work of the Auditor, who must report directly to the Audit Committee.

(g)	Resolution of Disputes. Assist with resolving any disputes between management and the Auditor regarding financial reporting.

Financial Statements and Financial Information

The Audit Committee will:

(a)	Review Audited Financial Statements. Review the Company’s audited financial statements, discuss those statements with management and with the Auditor, and recommend their approval to the Board.

(b)	Review Interim Financial Statements. Review and discuss with management the Company’s quarterly financial statements, and if appropriate, recommend their approval by the Board.

(c)	MD&A, Annual and Interim Earnings Press Releases, Audit Committee Reports. Review management’s discussion and analysis, interim and annual press releases, and Audit Committee reports before the Company publicly discloses such information.

(d)	Auditor Reports and Recommendations. Review and consider any significant reports and recommendations issued by the Auditor, together with management’s response, and the extent to which recommendations made by the Auditor have been implemented.

Risk Management, Internal Controls and Information Systems

The Audit Committee will:

(a)	Internal Controls. Review with management and the Auditor the general policies and procedures used by the Company with respect to internal accounting and financial controls, and remain informed, through communications with the Auditor, of any weaknesses in internal controls that could cause errors or deficiencies in financial reporting or deviations from the accounting policies of the Company or from applicable laws or regulations.

(b)	Financial Management. Periodically review the team in place to carry out financial reporting functions, circumstances surrounding the departure of any officers in charge of financial reporting, and the appointment of individuals to oversee such functions.

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(c)	Accounting Policies and Practices. Review management plans regarding any changes in accounting practices or policies and the financial impact thereof.

(d)	Litigation. Review with the Auditor and the Company’s legal counsel any litigation, claim or contingency, including tax assessments, that could have a material effect upon the financial position of the Company and the manner in which these matters are being disclosed in the Company’s financial statements.

(e)	Other. Discuss with management and the Auditor correspondence with regulators, employee complaints, or published reports that raise material issues regarding the Company’s financial statements or disclosure.

Complaints

The Audit Committee will:

(a)	Accounting, Auditing and Internal Control Complaints. Establish a procedure for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal controls or auditing matters.

(b)	Employee Complaints. Establish a procedure for the confidential transmittal on condition of anonymity by the Company’s employees of concerns regarding questionable accounting or auditing matters.

Authority

(a)	Auditors. The Auditor, and any internal auditor hired by the Company, will report directly to the Audit Committee.

(b)

Independent Advisors. The Audit Committee may, at the Company’s expense and without the approval of management, retain the services of independent legal counsel and any other advisors it deems necessary to carry out its duties and establish and pay the monetary compensation of such advisors.

Reporting

The Audit Committee will report to the Board on:

(a)	the independence of the Auditor;

(b)	the performance of the Auditor and any recommendations of the Audit Committee in relation thereto;

(c)	the reappointment and termination of the Auditor;

(d)	the adequacy of the Company’s internal controls and disclosure controls;

(e)	the Audit Committee’s review of the Company’s financial statements, both annual and interim;

(f)	the Audit Committee’s review of management’s discussion and analysis, both annual and interim;

(g)	the Company’s compliance with legal and regulatory matters to the extent they affect the its financial statements; and

(h)	all other material matters dealt with by the Audit Committee.

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BODY AND MIND INC.
1095 WEST PENDER STREET, SUITE 750
VANCOUVER, BC V6E 2M6
CANADA

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on February 16, 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
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VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on February 16, 2021. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D28888-P47811 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

BODY AND MIND INC.

The Board of Directors recommends you vote FOR the following proposals:

1. To elect the following as directors:

Nominees:	For	Withhold
1a. Stephen Hoffman	☐	☐
1b. Brent Reuter	☐	☐
1c. David Wenger	☐	☐
1d. Michael Mills	☐	☐
1e. Dong Shim	☐	☐

	For	Against	Abstain
2. To ratify the appointment of Marcum LLP, as the Company's independent registered public accounting firm.	☐	☐	☐
3. To approve the Company's 2012 Incentive Stock Option Plan, being a maximum 10% rolling plan, for continuation, as more particularly described in the accompanying Schedule 14A - Proxy Statement.	☐	☐	☐
4. To approve, on a non-binding advisory basis, the compensation of our named executive officers, as more particularly described in the accompanying Schedule 14A - Proxy Statement.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

D28889-P47811

BODY AND MIND INC.
Annual Meeting of Stockholders
February 17, 2021 10:00 AM Pacific Time
This proxy is solicited by the Board of Directors

The undersigned stockholder of the Company hereby appoints Mr. Michael Mills, the President and CEO of the Company, or failing him, Mr. Dong Shim, the Chief Financial Officer of the Company, or failing him, ______________________________, as proxyholder for and on behalf of the stockholder with full power of substitution, to represent and vote as designated on the reverse side, all shares of common stock of Body and Mind Inc. held of record by the undersigned on December 23, 2020, at the Annual Meeting of Stockholders to be held at Suite 1500, 1055 West Georgia Street, Vancouver, British Columbia, Canada, V6E 4N7 on Wednesday, February 17, 2021 at 10:00 AM (Pacific Time) or any adjournment or postponement thereof.

The Board of Directors recommends a vote "For" the Election of Directors and "For" Proposals 2, 3 and 4. Please sign, date and return promptly.

Continued and to be signed on reverse side